UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2021

PennyMac Mortgage Investment Trust

(Exact name of registrant as specified in its charter)

Maryland	001-34416	27-0186273
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3043 Townsgate Road, Westlake Village, California	91361
(Address of principal executive offices)	(Zip Code)

(818) 224-7442

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest, $0.01 par value	PMT	New York Stock Exchange
8.125% Series A Cumulative Redeemable Preferred Shares of Beneficial Interest, $0.01 par value	PMT/PA	New York Stock Exchange
8.00% Series B Cumulative Redeemable Preferred Shares of Beneficial Interest, $0.01 par value	PMT/PB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 3, 2021, Doug Jones was appointed PennyMac Mortgage Investment Trust’s (the “Company”) President and Chief Mortgage Banking Officer. Mr. Jones will continue to be responsible for all business activities relating to the Company’s loan production and loan servicing operations. Mr. Jones, age 64, has previously served as the Company’s Senior Managing Director and Chief Mortgage Banking Officer since January 2017, the Senior Managing Director and Chief Institutional Mortgage Banking Officer from February 2016 through December 2016, the Chief Institutional Mortgage Banking Officer from March 2015 to February 2016, and the Chief Correspondent Lending Officer from February 2013 to March 2015. He has also served on the Company’s executive management team since 2012. Prior to joining the Company, Mr. Jones worked in several executive positions, including Senior Managing Director, Correspondent and Warehouse Lending, at Bank of America Corporation (and Countrywide Financial Corporation prior thereto) from 1997 until 2011, where he was responsible for managing and overseeing retail sales at Bank of America, in addition to correspondent and warehouse lending operations. Mr. Jones earned a B.A. in economics from California State University, Sacramento.

The compensation payable to Mr. Jones will not change as a result of the appointment. There are no arrangements or understandings between Mr. Jones and any other persons pursuant to which they were appointed as an executive officer. There are no family relationships between Mr. Jones and any director, executive officer or any other person nominated or chosen by the Company to become a director or executive officer. There are no related person transactions within the meaning of Item 404(a) of Regulation S-K promulgated by the SEC between Mr. Jones and the Company.

Item 7.01	Regulation FD Disclosure.

On March 3, 2021, the Company issued a press release announcing the matters described above in Item 5.02. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information contained in this Item 7.01, including the related information set forth in the press release attached hereto and incorporated by reference herein, is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of Section 18 of the Exchange Act. The information in this Item 7.01 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Exchange Act, except as otherwise expressly stated in any such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release, dated March 3, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENNYMAC MORTGAGE INVESTMENT TRUST

Dated: March 3, 2021	/s/ Daniel S. Perotti
Daniel S. Perotti Senior Managing Director and Chief Financial Officer